UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2007

First Bancorp of Indiana, Inc.
(Exact name of registrant as specified in its charter)

Indiana	0-29814	35-2061832
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5001 Davis Lant Drive, Evansville, Indiana 47715
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code): (812) 492-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 19, 2007, First Bancorp of Indiana, Inc. issued a press release in which it announced its results of operations for the quarter ended December 31, 2006. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

d.	Exhibits

	Exhibit Number	Description
	99.1	Press release dated January 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp of Indiana, Inc.

Dated: January 22, 2007	By: /s/ Michael H. Head
Michael H. Head
President and Chief Executive Officer
(principal executive officer)